                                                                   EXHIBIT 10.85


                                                       Service Package No: 34007
                                                                 Amendment No: 0

                         GAS TRANSPORTATION AGREEMENT
                      (For Use under FT-A Rate Schedule)

       THIS AGREEMENT is made and entered into as of the 2 day of November, 2000, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and CHATTANOOGA GAS CO, a TENNESSEE Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                            ARTICLE I - DEFINITIONS

1.1 TRANSPORTATION QUANTITY - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 39792 dekatherms. Any limitations on the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                          ARTICLE II - TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                ARTICLE III - POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                  ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

       ARTICLE V - QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

              ARTICLE VI - RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff. Except as provided to the contrary in any written or electronic agreement(s) between Transporter and Shipper in effect during the term of this Agreement, Shipper shall pay Transporter the applicable maximum

                                                       Service Package No: 34007
                                                                 Amendment No: 0


          rate(s) and all other applicable charges and surcharges specified in the Summary of Rates in Transporter's FERC Gas Tariff and in this Rate Schedule. Transporter and Shipper may agree that a specific discounted rate will apply only to certain volumes under the agreement. Transporter and Shipper may agree that a specified discounted rate will apply only to specified volumes (MDQ, TQ, commodity volumes, Extended Receipt and Delivery Service Volumes or Authorized Overrun volumes) under the Agreement; that a specified discounted rate will apply only if specified volumes are achieved (with the maximum rates applicable to volumes above the specified volumes or to all volumes if the specified volumes are never achieved); that a specified discounted rate will apply only during specified periods of the year or over a specifically defined period of time; and/or that a specified discounted rate will apply only to specified points, zones, markets or other defined geographical area. Transporter and Shipper may agree to a specified discounted rate pursuant to the provisions of this Section
          6.1 provided that the discounted rate is between the applicable maximum and minimum rates for this service.

     6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

     6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A,
          (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                      ARTICLE VII - BILLINGS AND PAYMENTS

     Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of the FERC Gas Tariff.

                  ARTICLE VIII - GENERAL TERMS AND CONDITIONS

     This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                            ARTICLE IX - REGULATION

     9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

     9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284 of the FERC Regulations.

                                                       Service Package No: 34007
                                                                 Amendment No: 0

               ARTICLE X - RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                            ARTICLE XI - WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

      (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

      (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                              ARTICLE XII - TERM

12.1 This contract shall be effective as of 2 November, 2000 and shall remain in force and effect, unless modified as per Exhibit B, until 1 November, 2005 ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then any rights to Shipper's extension of this Agreement after the Primary Term shall be governed by Article III, Section 10.4 of the General Terms and Conditions of Transporter's FERC Gas Tariff, provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                             ARTICLE XIII - NOTICE

                                                       Service Package No: 34007
                                                                 Amendment No: 0


Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

             TRANSPORTER:    Tennessee Gas Pipeline Company
                             P.O. Box 2511
                             Houston, Texas 77252-2511

                             Attention: Director, Transportation Control

             SHIPPER:
                NOTICES:     CHATTANOOGA GAS CO
                             C/O ATLANTA GAS LIGHT COMPANY
                             P.O. BOX 4569
                             ATLANTA, GA, USA-303024569

                             Attention: DENISE DOTSON/GINA GUINN

                BILLING:     ATLANTA GAS LIGHT CO
                             1219 CAROLINE STREET, NE

                             ATLANTA, GA, USA-30307

                             Attention: ANDY HAMILTON

or to such other address as either Party shall designate by formal written notice to the other.

                           ARTICLE XIV - ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                          ARTICLE XV - MISCELLANEOUS

15.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING CHOICE OF LAW.

15.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be

                                                       Service Package No: 34007
                                                                 Amendment No: 0

     or become effective until Shipper has submitted a request for change through PASSKEY and Shipper has been notified through PASSKEY of Transporter's agreement to such change.


15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

                    TENNESSEE GAS PIPELINE COMPANY

                    BY: _________________________________
                           Agent and Attorney-in-Fact


                    CHATTANOOGA GAS CO

                    BY: _________________________________

                    TITLE:_______________________________

                    DATE:________________________________

                                  EXHIBIT "A"
                        TO GAS TRANSPORTATION AGREEMENT
                            DATED November 2, 2000
                                    BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                      AND
                              CHATTANOOGA GAS CO

         CHATTANOOGA GAS CO
         EFFECTIVE DATE OF AMENDMENT: November 2, 2000
         RATE SCHEDULE: FT-A
         SERVICE PACKAGE: 34007
         SERVICE PACKAGE TQ: 39792 Dth

METER    METER NAME                  INTERCONNECT PARTY NAME           COUNTY        ST    ZONE   R/D   LEG   TOTAL-TQ  BILLABLE-TQ
-----------------------------------------------------------------------------------------------------------------------------------
001437   BRAZOS BLOCK 397            TRANSCONTINENTAL GAS PIPE LINE    OFFSHORE-     OT    OO     R     100   1519      1519
                                     CORP                              FEDERAL 704

010503   NEWFIELD-E CAMERON BLK 62A  NEWFIELD EXPLORATION CO           OFFSHORE-     OL    OL     R     800   1034      1034
                                                                       FEDERAL 703

010671   TRIDENT - LOWRY PLT DEHYD   DYNEGY MIDSTREAM SERVICES         CAMERON       LA    OL     R     800   595       595
                                     L.P.

010932   SHIP SHOAL 154 E            DEVON ENERGY PRODUCTION           OFFSHORE-     OL    OL     R     500   6082      6082
                                     COMPANY, L.P.                     FEDERAL 711

011119   SOUTH MARSH ISLAND 61 C     CHEVRON USA INC                   OFFSHORE-     OL    OL     R     500   858       858
                                                                       FEDERAL 707

011220   EUGENE ISLAND 365 A         DEVON ENERGY PRODUCTION           OFFSHORE-     OL    OL     R     500   555       555
                                     COMPANY, L.P.                     FEDERAL 710

011422   SOUTH MARSH ISLAND 260      CALLON PETROLEUM OPERATING        OFFSHORE-     OL    OL     R     800   1403      1403
                                     COMPANY                           FEDERAL 707

011802   SHIP SHOAL 198-J            DEVON ENERGY PRODUCTION           OFFSHORE-     OL    OL     R     500   2363      2363
                                     COMPANY, L.P.                     FEDERAL 711

011911   WHARTON COUNTY TRANS        PG&E TEXAS PIPELINE, L.P.         WHARTON       TX    OO     R     100   2401      2401
         EXCHANGE

011971   CHEVRON - SOUTH MARSH       CHEVRON USA INC                   OFFSHORE-     OL    OL     R     500    556       556
         ISLAND 78-B                                                   FEDERAL 707

012020    TRANSCO - FALFURRIAS TRANSPORT          TRANSCONTINENTAL GAS PIPELINE        JIM WELLS    TX   00  R   100      22     22
                                                  CORP

012024    SAMSON - PRAIRIE-EAST CAMERON BLK 17    SAMSON RESOURCES CO                  OFFSHORE-
                                                                                       FEDERAL 703  OL   0L  R   800    1858   1858

012088    VALERO - MONTE CHRISTO EXCHANGE         PG&E TEXAS PIPELINE, L.P.            HIDALGO      TX   00  R   100    7148   7148

020042    EAST LOBELVILLE TENNESSEE  (75-3201)    EAST TENNESSEE NATURAL GAS           PERRY        TN   01  D   100   20898  20898
                                                  COMPANY

020289    GREENBRIER TENNESSEE #2 (Dual 753101)   EAST TENNESSEE NATURAL GAS           ROBERTSON    TN   01  D   500   18894  18894
                                                  COMPANY

070017    TGP - BEAR CREEK STOR WITHDRAWAL                                             BIENVILLE    LA   01  R   100   13398  13398

                                                                                                  Total Receipt TQ     39792  39792
                                                                                                  Total Delivery TQ    39792  39792

          NUMBER OF RECEIPT POINTS: 14
          NUMBER OF DELIVERY POINTS: 2

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.